

FAT BRANDS

FRESH. AUTHENTIC. TASTY.

INVESTOR PRESENTATION

WHOLE BUSINESS SECURITIZATION

DECEMBER 2019



CORPORATE OVERVIEW

FAT Brands Inc. ("FAT Brands" or the "Company") is a leading multi-brand restaurant franchising company

- Develops, acquires and markets fast casual and casual dining restaurant concepts
- Strategic focus on generating revenue through franchise fees and royalty streams via an asset-light model, representing 12% and 64% of TTM revenues, respectively
- TTM Revenue and Adj. EBITDA as of Q3 2019 of $22.3m and $6.4m, respectively, with Q3 2019 Revenue and Adj. EBITDA each up 10% over Q2 2019

Completed IPO in October 2017 and listed on NASDAQ under ticker "FAT"

- Raised $24 million in gross proceeds, market cap of ~$61 million as of 12/06/19

Global footprint of 8 distinct brands (and 2 brand extensions)

- 386 (all franchised) locations with over 75% in North America
- Q3 TTM System-wide sales of $417.9 million vs. $383.7 million in 2018
- Over 200 new franchise development commitments across 20 countries
- On 06/19/19, FAT Brands acquired its 8th brand, Elevation Burger, adding 43 locations (17 in Middle East and 26 in the United States)


Nasdaq
FAT
BRANDS
FRESH. AUTHENTIC. TASTY.
Nasdaq

Source: Company materials and filings.

TRANSACTION OVERVIEW

The offering has been structured as a shorter duration whole business securitization ("Transaction") through the creation of a bankruptcy-remote issuing entity, FAT Brands Royalty I, LLC ("FAT Royalty" or the "Issuer")

- FAT Brands has contributed to the Issuer 100% of the equity of the 9 brand-level subsidiaries, thus consolidating all future revenues (except advertising fees) at the Issuer to service securitization debt according to a waterfall before any residual cash flows to FAT Brands
- The securitization debt offered includes senior tranches (A-1 and A-2) and senior subordinated tranches (B-1 and B-2) of differing maturities and amortization profiles for a total aggregate offering size of **$40 million**:

Note	Target Public Rating	Seniority	Issue Amount	% of Structure	Coupon	Interest-Only / Non-Call Period	Par Call Date	WAL	Anticipated Repayment Date	Legal Final Maturity
A-1	Double-B	Senior	1,000,000	2.5%	6.00%	6 months	06/18/20	1.10	6/18/21	6/18/21
A-2	Double-B	Senior	19,000,000	47.5%	6.50%	12 months	12/18/20	1.89	9/18/22	12/18/25
B-1	Single-B	Senior Subordinated	1,000,000	2.5%	8.50%	6 months	06/18/20	1.09	6/18/21	6/18/21
B-2	Single-B	Senior Subordinated	19,000,000	47.5%	9.00%	12 months	12/18/20	2.51	6/18/23	12/18/25

  - A-1 and B-1 tranches will receive scheduled amortization payments following a 6 month non-call/interest-only period[1]
  - A-2 and B-2 tranches will receive both scheduled and excess amortization following a 12 month non-call/interest-only period[1]
  - For all notes, the scheduled amortization is sufficient to reduce the outstanding balance to $0 by the legal final maturity[1]
  - Should a note not be repaid after reaching its ARD, 100% of proceeds are trapped for full amortization[1]
  - All new debt issued is subject to covenant compliance including 7x limit on consolidated leverage at FAT Brands

Source: Transaction materials and filings.

1. Both scheduled amortization and excess amortization are subject to available cash

TRANSACTION RATIONALE AND KEY INVESTMENT HIGHLIGHTS

Transaction Rationale	The flexibility of this structure supports FAT Brand's acquisition growth strategy while simultaneously offering investors compelling risk adjusted returns via a 1st lien position on highly predictable cash flows

KEY INVESTMENT HIGHLIGHTS

Rated Structure	• The A-1 and A-2 senior notes of this offering are expected to achieve a **public rating by at least one rating agency**, while the senior subordinated B-1 and B-2 notes are also expected to carry a public rating and notched accordingly with respect to rating agency methodologies for whole business securitization
Durable Underlying Assets	• Long-term franchise agreements with an average remaining life of ~10 years • Average royalty fees of ~4% alongside additional franchise, store-opening and management fees • Advertising fees not flowing through waterfall directly support system-wide marketing efforts $1 for $1
FAT Brands Credit Profile	• Strong system-wide sales, revenue and EBITDA growth over TTM • Improving leverage and debt service coverage over TTM, further de-risking expected pro-forma • Seamless integrations of recent acquisitions and robust development and brand target pipeline
Short Duration	• Compelling structure addresses strong appetite for short paper given flat yield curve and liquidity needs • A-1 and B-1 notes bear legal finals of 1.5 yrs, with a WAL of just 1.1 yrs, callable in 6 months • A-2 and B-2 notes have longer legal finals of 6 yrs, but ARDs in 2.75 – 3.5 yrs, callable in 1 yr
Relative Value	• Significant duration-adjusted **spread pick-up in the range of ~200 bps** on senior notes relative to other like-rated recently issued whole business securitizations • Senior subordinated B-1 and B-2 notes offer an additional premium of 250 bps vs. senior notes

Source: Company and Transaction materials and filings.

WHOLE BUSINESS SECURITIZATION STRUCTURE


Investor Rights Under Notes
A-1 Notes
A-2 Notes
B-1 Notes
B-2 Notes
(Accredited U.S. Investors Only)
UMB Bank[2]
(Indenture Trustee, Registrar, Paying Agent)
Citadel SPV
(Control Party)
Vervent
(Back-up Manager / Servicer)
Cadence Group
(Structuring Consultant)
Rating Agencies
Note Purchase
Note Payments
Indenture, Payment, Control, Back-up, Reporting, and Surveillance Services
Upfront and/or Ongoing Fees
FAT Brands Royalty I, LLC
(Single-Purpose Delaware LLC)
Income after Note Payments and Fees
100% Contribution of Franchisor Equity
FAT Brands Inc.[1]
(Nasdaq: FAT)
(Delaware Corporation)
Publicly Traded Shares
18.4% Equity
Fog Cutter Capital Group
81.6% Equity
Payments on Securitized Franchisor Assets
100% Equity
(Nine U.S. legal entities)
Fatburger Franchisor
Buffalo's Franchisor
• • •
Ponderosa Franchisor
Capital Source
Securitization Entity
Transaction Party

1. FAT Brands Inc. to contribute its entire equity interest in each franchisor to FAT Brands Royalty I, LLC
2. Paying Agent to control lockbox account of FAT Brands Royalty I and distribute note payments in accordance with indenture

CURRENT AND PRO FORMA DEBT CAPITAL STRUCTURE

The Transaction will allow FAT Brands to meaningfully decrease interest expense on secured debt and rapidly deleverage as EBITDA stabilizes over the coming quarters

- Pro-Forma the Transaction, both total leverage and debt coverage is expected to improve from 7.7x and 1.7x in Q3 2019 to 3.8x and 2.8x in Q1 2020, respectively

FAT Brands Illustrative Deleveraging Glide Path through Q2 2020



EBITDA ($mm)
16
14
12
10
8
6
4
2
-
14.0x
12.0x
10.0x
8.0x
6.0x
4.0x
2.0x
0.0x
Leverage / Coverage Multiple
Q1 '19
Q2 '19
Q3 '19
PF Q4 '19
PF Q1 '20
PF Q2 '20
EBITDA
TTM EBITDA
Total Net Leverage
Total Coverage

FAT Brands Current and Pro-Forma Capitalization

		Actual Q3 2019		Δ		Pro-Forma Q1 2020
Cash		0.31		5.20		5.51
Secured Term Loan		24.00		(24.00)		-
Securitization Notes		-		40.00		40.00
Unsecured Payer Notes		5.08		-		5.08
9.90% Series A Preferred		10.00		(10.00)		-
6.00% Series A-1 Preferred		4.50		-		4.50
8.25% Series B Preferred		-		1.20		1.20
Total Secured Debt	**$**	**24.0**	**$**	**16.0**	**$**	**40.0**
Total Debt	**$**	**43.6**	**$**	**7.2**	**$**	**50.8**
EBITDA	$	3.0	$	0.3	$	3.3
TTM EBITDA	$	5.6	$	6.4	$	12.0
Senior Net Leverage		4.2x		-1.3x		2.9x
Total Net Leverage		7.7x		-3.9x		3.8x
Senior Coverage		2.5x		1.3x		3.7x
Total Coverage		1.7x		1.1x		2.8x

FAT BRANDS

FRESH. AUTHENTIC. TASTY.

Source: Company and Transaction materials and filings.



FAT BRANDS

FRESH. AUTHENTIC. TASTY.

COMPANY OVERVIEW



KEY BUSINESS STRATEGIES FOCUSED ON STEADY GROWTH

Since 2018, FAT Brands has grown under the current management team's leadership and achieved the following:

- Acquired 50+ units Hurricane Grill & Wings, 7-unit Yalla Mediterranean and 40+ unit Elevation Burger (in Q2 2019)
- System-wide sales growth of 19.4% YoY, including US sales growth of 24.9%, Canada sales growth of 5.5% and Other International sales growth of 6.7%[1]

The Company's 2020 objectives include:

- Acquire additional brands to accretively grow EBITDA and integrate them into FAT Brands' platform
- Driving same-store sales growth through the potential co-branding of stand-alone units, which typically increases AUV
- Drive same-store sales growth through robust marketing and advertising initiatives
- Continued menu innovation (e.g. build on success of Impossible Burger and vegan milkshakes) and new partnerships
- Cross-selling brands to strong network of existing franchisees around the world
- Refranchising of corporately owned stores inherited in acquisitions as well as legacy franchise owned stores
- Refresh and remodel legacy stores via a CAPEX program

In evaluating potential acquisitions, the Company pursues a disciplined and elective approach to new concepts and seeks out the following characteristics:

- Established, widely-recognized brands
- Steady cash flows with a track record of long-term, sustainable and profitable operating performance
- Geographic diversification with significant growth potential and co-branding initiatives across the Company's portfolio

Source: Company materials and filings. (1) As of 09/29/2019. Includes Hurricane, Ponderosa & Bonanza Steakhouses, Fatburger, Buffalo's Café and co-branded Fatburger / Buffalo's Express locations, Elevation Burger and Yalla Mediterranean.

CORPORATE CREDIT HIGHLIGHTS

Diverse Global Franchisee Network	• New restaurant commitments of over 200 locations across all brands with the anticipation that current franchisees will open more than 30 new restaurants annually for at least the next five years • Franchise development team has built an attractive pipeline of new potential franchisees
Asset Light and Scalable Business Model	• FAT Brands maintains an asset light business model requiring minimal capital expenditures by franchising restaurant concepts to owner / operators • The multi-brand franchisor model also enables efficient scaling with very limited incremental corporate overhead
Ability to Cross-Sell Concepts	• Ability to cross-sell existing franchisees' new brands from the FAT Brands portfolio allows the Company to grow as well as satisfy existing franchisees' demands to expand their organizations • Existing franchisees can acquire the rights to, and develop, their respective markets with a well-rounded portfolio
History of Profitability & Same Store Sales Growth	• FAT Brands has developed a robust and comprehensive management and systems platform that supports the expansion of existing brands while enabling accretive and efficient acquisition and integration of additional restaurant concepts • Dedicate considerable resources and industry knowledge to promote the success of franchisees
Strong Brands with Loyal Following	• Fatburger, Ponderosa & Bonanza Steakhouses, Buffalo's Cafe and Hurricane Grill and Wings have built distinctive brand identities within their respective segments on a global scale • By maintaining alignment with the FAT Brands vision across an expanding platform, concepts will appeal to a broad base of consumers
Proven Management Team	• Senior leadership team has more than 200 years of combined experience in the restaurant industry • Track record and vision to leverage the FAT Brands platform to achieve significant future growth • Senior executives own a significant equity interest in the Company, ensuring long-term commitment

Source: Company materials and filings.

COMPANY HISTORY OVER LAST 70+ YEARS

1947
Fatburger founded by Lovie Yancey and the original Fatburger stand is opened on Western Avenue in Downtown Los Angeles

2003
Fatburger purchased by Fog Cutter Capital Group

2009
Fatburger begins conversion to a pure franchise model (discontinues development of new corporate stores)

2012 - 2015
2012: 1st co-branded Fatburger & Buffalo's location opens in LA

2015: 50th co-branded location opens

2018
Acquired Hurricane Grill and Wings and Yalla Mediterranean

Completed $16M debt and $10M preferred equity raise

Franchise system grows to include 300+ units w/ 200 locations under contract

1947 / 2000 2003 2006 2009 2011 2013 2015 2017 2019

2000
Fatburger purchased by Magic Johnson & group of celebrity investors

2006
Management restructured & international growth begins

Fatburger opens in Canada

2011
Fatburger completes refranchising of most corporate stores

Buffalo's Cafe acquired

Company returns to profitability

2017
Re-organized into FAT Brands Inc.

Completed IPO, began trading on NASDAQ under ticker "FAT"

Acquired Ponderosa & Bonanza Steakhouses

2019
Expect to open 30+ new stores by end of year

Acquired Elevation Burger

Expect subsequent closings of Preferred Public Offering in Q4 2019 following first closing

Expect closing securitization

Source: Company materials and filings.

RESTAURANT CONCEPTS WITH STRONG BRAND RECOGNITION

	FATBURGER	Buffalo's	PONDEROSA STEAKHOUSE / BONANZA STEAKHOUSE	HURRICANE GRILL & WINGS	YALLA mediterranean	ELEVATION BURGER
Description	Founded in 1947 in Los Angeles, CA, has become a global leader in the Fast Casual, better burger category. Acquired by FAT Brands in 2003	Founded in 1985 in Roswell, GA, a casual dining concept, offers fresh-never-frozen chicken wings, 13 homemade sauces and classic American dinner platters	Founded in the 1960s, an American family steakhouse brand. Acquired in October 2017.	Founded in 1995 in Ft. Pierce, FL, a casual dining concept known for its chicken wings and wide variety of sauces. Acquired in in 2018.	A fast-casual dining concept focused on healthy, fresh Mediterranean cuisine. Acquired at the end of 2018	Founded in 2002, a grass-fed, organic, healthy burger offering delivering authentic food with options that are better for consumers and the environment.
Store Count [1]	164 locations across 6 states and 18 countries	17 Buffalo's Cafes & 92 Buffalo's Express / Fatburger locations	97 restaurants in the US as well as in Puerto Rico & Middle East	55 casual and 3 fast casual across 8 states	7 Stores in Northern and Southern California	43 locations (17 in Middle East & 26 in U.S.)
2019E New Stores [2]	23	1	1	4	1	2
2018 System -Wide Sales	$122.3M	$24.4M	$150.5M	$78.3M	$8.2M	$41.4M
2018 PF Revenue (FAT)	$5.3M	$1.3M	$3.9M	$3.3M	$0.6M	$2.4M
2018 SSS Growth [3]	6.7%	4.8%	0.2%	-3.4%	-3.0%	-1.3%

FAT BRANDS FRESH. AUTHENTIC. TASTY.

Source: Company materials and filings. (1) As of 06/30/2019. (2) Expected to open in 2019. (3) SSS is an acronym for Same Store Sales.

2020 CONCEPT INITIATIVES

Fatburger

- Expansion of virtual restaurants
- CAPEX restaurant refresh and remodel program

Buffalo's Café & Express

- Introduction and expansion of virtual restaurants
- Continued television advertising program

Ponderosa and Bonanza Steakhouses

- Implementation of marketing and advertising program
- Simplification and repositioning of entrée menu offerings vs buffet

Hurricane Grill & Wings

- Introduction and expansion of virtual restaurants
- Continued television advertising program
- Continued menu innovation and new product introduction

Yalla Mediterranean

- Simplification and enhancements to menu offerings
- Grow brand footprint through additional franchising
- Implementation of marketing and advertising program

Elevation Burger

- Introduce plant-based protein menu offerings
- Simplify and enhance menu offerings
- Increase operational efficiencies through supply chain optimization
- Implementation of marketing and advertising program

Source: Company materials and filings.

HIGHLY SCALABLE ASSET-LIGHT BUSINESS MODEL

Model driven by franchise fees and ongoing royalties

Multiple brands create scale, efficiencies in franchise support services, and significant leverage of G&A expenses

Strategy drives strong margins and minimized restaurant operating company risk


FAT BRANDS
Existing Locations / Under Development
Active Franchise Leads
Available Market

Strong potential to achieve incremental EBITDA margins from acquisitions

Source: Company materials and filings.

DIVERSE AND FAST GROWING FRANCHISEE NETWORK

Since converting to franchise model in 2011, have developed a global network of dedicated franchisees

- Domestic franchise rights on specific geographic areas
- International franchise rights on country-by-country basis
- Growth opportunity exists to cross-sell new concepts such as Hurricane, Yalla and Elevation Burger brands to existing franchisees

4 continents

20+ states

20+ countries[1]

63 multi-unit franchisees

194 total franchisees

380+ restaurants open

200+ development commitments

≈ $100MM in system-wide sales in Q3 2019

Franchisees are entrepreneurs and small business owners whose incentives are properly aligned with FAT Brands

(1) Includes locations that are open and locations that are under development

COMPETITIVE MARKET POSITION

Worldwide Store Count [1]



1,400
1,200
1,000
800
600
400
200
0
200 2
386 3
200
243
370
1500+
FAT BRANDS
FRESH. AUTHENTIC. TASTY.
SHAKE SHACK
the Habit BURGER GRILL
smashburger
FIVE GUYS
BURGERS and FRIES
Total Units Open
Total Committed Units

(1) Source: Publicly available SEC filings and company website's as of Q2 2019.
(2) Includes Fatburger's, Buffalo's Cafe's and co-branded Fatburger's / Buffalo's Express's.
(3) Includes Hurricane, Ponderosa & Bonanza Steakhouses, Yalla Mediterranean, Elevation Burger, Fatburger, Buffalo's Cafe and co-branded Fatburger / Buffalo's Express locations.

SCALABLE PLATFORM BUILT FOR GROWTH

FAT Brands has developed a robust, comprehensive, management platform and systems platform that supports the expansion of its existing brands while enabling the accretive and efficient acquisition and integration of additional restaurant concepts

- Dedicates considerable resources and industry knowledge to promote the success of franchisees

Public relations	Marketing & advertising	Supply chain assistance
Site selection analysis	Staff training	Financial planning
Restaurant design	Digital & media strategy	Operational oversight & support

Scalable platform affords FAT Brands the opportunity to synergistically incorporate new concepts with minimal incremental corporate overhead costs

Source: Company materials and filings.

EXPERIENCED MANAGEMENT TEAM AND STRONG GOVERNANCE

FAT Brands is fully compliant with all Nasdaq listing requirements

- Independent board with highly accomplished external directors and only one internal director
- Special committee controls voting rights of the internal director, Andrew Wiederhorn

Executive Management Team

Andrew Wiederhorn | President, CEO & Director
Founder of Fog Cutter Capital, Wilshire Financial Services Group

Rebecca Hershinger | Chief Financial Officer
Former CFO Genius Brands, JP Morgan

Jacob Berchtold | COO Fast Casual Division
15+ years w/ Fatburger, Buffalo's Cafe / Express and Elevation Burger

Gregg Nettleton | President & COO Casual Dining Division
Formerly w/ GBS Enterprises, Black Angus Steakhouses, IHOP

Ron Roe | Senior Vice President of Finance
Fog Cutter Capital, Formerly w/ Piper Jaffray

Thayer Wiederhorn | Chief Marketing Officer
10+ years w/ Fog Cutter Capital, Fatburger & Buffalo's Cafe / Express

Taylor Wiederhorn | Chief Development Officer
10+ years w/ Fog Cutter Capital, Fatburger & Buffalo's Cafe / Express

Board of Directors

Edward Rensi | Chairman of Board
Former President & CEO McDonald's USA, CEO Famous Dave's of America

Marc Holtzman | Director
Former CEO Kazkommertsbank, TeleTech, BOD FTI Consulting, EVP Barclays Capital, ABN AMRO, Salomon Brothers

James Neuhauser, CFA | Director
Stifel Nicolas & Co, Turtlerock Capital, Exec Committee FBR & Co, Trident Financial, Bank of New England

Jeffrey Lotman | Director
CEO Global Icons, COO Keystone Foods

Squire Junger, CPA | Director
Co-Founder Insight Consulting, Former Partner Arthur Andersen

Silvia Kessel | Director
SVP & CFO Metromedia Co, Formerly w/ LDDS Communications, Orion Pictures, AboveNet, Board of Governors Major League Soccer

Source: Company materials and filings.

WHY FAT BRANDS?

- Diverse Global Franchisee Network
- Proven Management Team
- Asset Light & Scalable Business Model
- Strong Brands with Loyal Following
- Ability to Cross-Sell Concepts
- History of Profitability & Same Store Sales Growth

Source: Company materials and filings.



APPENDIX

TRANSACTION DETAILS



UNDERLYING ASSET PROFILE

All notes are collateralized by FAT Brands' existing and future domestic and international franchise agreements and related royalties, franchise fees, store opening fees, and management fees

- The only sizable revenue stream not part of this securitization are advertising fees

SYSTEMWIDE SALES (2018)



10.8%
8.6%
80.6%
United States
Canada
Other

AVERAGE ROYALTY FEE (%)



8%
6%
4%
2%
0%
Fatburger
Buffalo's Cafe
Ponderosa / Bonanza
Hurricane
Yalla
Elevation

REVENUE BY SOURCE (2018)*



2.4%
0.5%
14.6%
82.6%
Royalty
Franchise Fees
Store Opening Fees
Management Fees

*excluding advertising fees unavailable for securitization

High Quality Underlying Asset Profile

Contract type	Franchisee Agreement
Upfront fees	$35,000 - $60,000 (upon signing franchise agreements, comprised of franchise and store opening fees)
Royalty fee	1% - 6% (varies considerably by brand, see table above)
Advertising fees	0.5% - 4% (dedicated to pooled local and national advertising funds, not available for securitization)
Payment frequency	Weekly
Required remodel frequency	Every 5 years
Agreement term	15 years (current average outstanding ~10 years)
Renewal rights	Two 10 year renewals, fees reset to rates applicable to new franchisees

Source: Transaction materials and filings.

ILLUSTRATIVE TRANSACTION AMORTIZATION

A-1 and B-1 Notes

- Interest only during first 6 month non-call period
- Straight line scheduled amortization thereafter over the next one year at 25% per quarter

A-2 and B-2 Notes

- Interest only during first 12 month non-call period
- Straight line scheduled amortization thereafter over the next five years at 5% per quarter
- In addition, a portion of remaining proceeds after transaction expenses, interest, and scheduled amortization payments are allocated as excess amortization to repay the A-2 and B-2 notes
- Amount of excess amortization function of transaction's debt service coverage ratio (DSCR)

Illustrative Amortization Profile for A-2 and B-2 Notes



INTEREST ONLY PERIOD
No Amortization
AMORTIZATION PERIOD
Scheduled Amortization: 5% per quarter
Excess Amortization: 60%-100% of the remaining proceeds, depending on the debt service coverage ratio (DSCR)
100% Amort
END OF INT-ONLY PERIOD
ARD

Amortization Summary

Notes	Scheduled Amortization Payment	Excess Amortization Payment	Comments
A-1 and B-1	25% per quarter	None	Planned Amort Only
A-2 and B-2	5% per quarter	See Cash Flow Sweeping	100% if past ARD

Source: Transaction materials and filings.

PERFORMANCE TESTS

In addition to short legal final maturities, a variable 'cash flow sweeping' feature facilitates the shorter duration of the A-2 and B-2 notes

- Following the payment of interest and scheduled principal amortization on the **A-2 and B-2** notes, a portion of the remaining proceeds in the collection account are dedicated to further amortize these notes according to the priority of payments
- The exact portion retained for amortization depends on the debt service coverage ratio (DSCR) of the whole transaction, calculated as follows:

$$\textbf{DSCR} = \frac{\textbf{TTM Quarterly Proceeds} - \textbf{Transaction Expenses/Fees}}{\textbf{TTM Quarterly Interest and Scheduled Amortization Payments}}$$

- If the DSCR is over 1.75, then 60% of the remaining proceeds are allocated to excess amortization of the notes
  - Remaining 40% flow to FAT Brands
- If the DSCR is between 1.50 and 1.75, then 80% of the remaining proceeds are allocated to excess amortization
  - Remaining 20% flow to FAT Brands
- If the DSCR falls below 1.50, then 100% of the remaining proceeds are allocated to excess amortization of the notes
  - As a result, the transaction would be in 'full turbo' before hitting 'Rapid Amortization' and 'Event of Default' triggers

Performance Test Summary

	Cash Flow Sweeping			Rapid Amortization	Event of Default	Post ARD
DSCR Trigger	Above 1.75	1.75 – 1.50	Below 1.50	1.20	1.10	N/A
Excess Amortization	60%	80%	100%	100%	100%	100%

FRESH. AUTHENTIC. TASTY.

Source: Transaction materials and filings.

ILLUSTRATIVE TRANSACTION WATERFALL

At right is an illustration of the transaction's waterfall for three quarterly periods:

1. Last interest only period for all notes (Q2 2020)
2. Last interest only period for A-2 and B-2 notes (Q4 2020)
3. First quarterly period in which all notes are amortizing (Q1 2021)

Should a pre-funded cash reserve equal to 1% of the note issuance amount be tapped into in a previous period, it is replenished at the bottom of the waterfall

Priority of Payments (Simplified, see PPM for detail)

1. Trustee, Servicer, Back-up Manager, Management, and Other (capped)
2. Interest on A-1 and A-2 Notes
3. Scheduled Amortization on A-1 and A-2 Notes[1]
4. Interest on B-1 and B-2 Notes
5. Scheduled Amortization on B-1 and B-2 Notes[1]
6. Excess Amortization on A-2 and B-2 Notes[2]
7. Excess Expenses (after cap)
8. Residual to FAT Brands

	Q2 2020	Q4 2020	Q1 2021
Underlying Proceeds[3]	5,584,981	5,764,813	5,856,889
Trustee Fees	3,750	3,750	3,750
Servicer / Back-up Manager Fees	12,500	12,500	12,500
Management Fees	150,000	150,000	150,000
Other Expenses (capped)	7,500	7,500	7,500
Available for Senior Interest	5,411,231	5,591,063	5,683,139
Interest on A-1	15,000	11,250	7,500
Interest on A-2	308,750	308,750	308,750
Available for Senior Amortization	5,087,481	5,271,063	5,366,889
Scheduled Amortization on A-1		250,000	250,000
Scheduled Amortization on A-2			950,000
Available for Senior Sub. Interest	5,087,481	5,021,063	4,166,889
Interest on B-1	21,250	15,938	10,625
Interest on B-2	427,500	427,500	427,500
Available for Senior Sub. Amortization	4,638,731	4,577,625	3,728,764
Scheduled Amortization on B-1		250,000	250,000
Scheduled Amortization on B-2			950,000
DSCR[4]	6.19	4.15	5.35
For Excess Amortization	4,638,731	4,327,625	1,517,258
Cash Flow Sweep % (i.e. the % for Excess Amort)	0%	0%	60%
For Excess Amortization	4,638,731	4,327,625	1,517,258
Excess Amortization on A-2	-	-	1,517,258
Excess Amortization on B-2	-	-	-
Excess Expenses (after cap)	-	-	-
Change in cash reserve	-	-	-
Residual to FAT Brands	4,638,731	4,327,625	1,011,505

1. After interest-only period
2. A-1 and B-1 are planned amortization notes, they receive no amortization besides schedule amortization
3. Base case assumes 6.4% annual growth rate of securitizable revenues (royalty fees, franchise fees, other)
4. Lowest anticipated DSCR of 2.08 over the life of this transaction expected in Q1 2020

FAT BRANDS FRESH. AUTHENTIC. TASTY.

Source: Transaction materials and filings.